UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2025

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(707) 687-9093

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note Purchase Agreement

On September 2, 2025, Edgemode, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Promissory Note Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company sold the Investor an unsecured original issue discount promissory note effective August 20, 2025 in the principal amount of $172,500 (the “First Promissory Note”) for which the Company received net proceeds of $150,000. Pursuant to the Promissory Note Purchase Agreement, the Company shall also sell the Investor an unsecured original discount promissory note to be effective five days after the filing of the ELOC Registration Statement (as defined below) in the principal amount of $115,000 (the “Second Promissory Note”) for which the Company shall receive net proceeds of $100,000 (collectively, the First and Second Promissory Notes shall be referred to as the “Promissory Notes”). The proceeds from the sale of the Promissory Notes shall be used for working capital.

The Promissory Notes carry an interest rate of 12%, which shall be applied to the principal on the issuance date of the respective Promissory Note, and is payable on the maturity date of August 31, 2026. The Promissory Notes are convertible into common stock of the Company at any time after the 180th daily anniversary of the Promissory Notes or at any time following an event of default. The conversion price shall be $0.01 per share (the “Fixed Price”), however, if 6 months after the date of issuance the Company’s common stock trades below $0.01 for more than 5 consecutive trading days, then the Fixed Price shall be lowered to $0.0075 per share. In the event that the Company’s common stock trades below $0.0075 per share for more than 5 consecutive trading days, then the Fixed Price shall be eliminated and the conversion price shall reset to the lowest traded price throughout the period of default and shall be re-adjusted every 21 days that the Promissory Notes remain in default.

The Promissory Notes provide for standard and customary events of default such as failing to timely make payments under the Promissory Notes when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934 reporting requirements and the failure to maintain a listing on the OTC Markets. The Promissory Notes also contain customary covenants. At no time may the Promissory Notes be converted into shares of the Company’s common stock if such conversion would result in the Investor, or its affiliates owning an aggregate of more than 9.99% of the then outstanding shares of the Company’s common stock.

The Promissory Notes were and shall be issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

The description of the Promissory Note Purchase Agreement and the Promissory Notes are not complete and are qualified in their entirety by the full text of the Promissory Note Purchase Agreement and the First Promissory Note, filed herewith as Exhibits 10.1 and 10.2 which are incorporated by reference into this Item 1.01.

Equity Line of Credit Agreement

On September 4, 2025, the Company also entered into a Securities Purchase Agreement (the “ELOC Agreement”) with the Investor. Pursuant to the ELOC Agreement, the Company agreed to sell, and the Investor agreed to purchase up to $50,000,000 (the “Commitment Amount”) of the Company’s common stock, par value $0.001 per share (the “Purchase Shares”).

The transactions contemplated by the ELOC Agreement are subject to the Company registering the Investor’s resale of the Purchase Shares on a registration statement to be filed with the Securities and Exchange Commission (“SEC”). Concurrent with the execution of the ELOC Agreement, the Company entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 (the “ELOC Registration Statement”) with the SEC covering the resale of the Purchase Shares sold under the ELOC, within 45 days of the date of execution of the ELOC Agreement and Registration Rights Agreement and to use its best efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

2

In connection with entering into the ELOC Agreement, the Company agreed to immediately issue to the Purchaser, 25,000,000 restricted shares of common stock as commitment shares. The commitment shares will not be registered under the Registration Rights Agreement.

The description of the ELOC Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by the full text of the ELOC Agreement and the Registration Rights Agreement, filed herewith as Exhibits 10.3 and 10.4, respectively, and each of which are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 regarding the issuance of 25,000,000 commitment shares is incorporated by reference into this Item 3.02.

Additionally, on September 4, 2025, the Company issued a consultant 7,500,000 shares of restricted common stock pursuant to an amendment to a services agreement between the Company and the consultant dated April 25, 2025.

The commitment shares issued to the Investor and shares issued to the consultant were each issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2025, Dr. Niclas Adler notified the Company of his resignation as Chief Technology Officer and as a member of the Company’s Board of Directors (the “Board”) effective as of September 1, 2025. Dr. Adler’s resignation did not involve any disagreement with the Board, the Company or its management on any matter relating to the Company’s operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement between Edgemode, Inc. and ClearThink Capital Partners, LLC dated September 2, 2025

10.2	First Promissory Note issued by Edgemode, Inc. in favor of ClearThink Capital Partners, LLC dated August 20, 2025

10.3	Securities Purchase Agreement between Edgemode, Inc. and ClearThink Capital Partners, LLC dated September 4, 2025

10.4	Registration Rights Agreement between Edgemode, Inc. and ClearThink Capital Partners, LLC dated September 4, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: September 5, 2025	By:	/s/ Charlie Faulkner
	Name:	Charlie Faulkner
	Title:	Chief Executive Officer

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